EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Reward Enterprises, Inc. (the "Company") on Form 10-KSB for the fiscal year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:    November 12, 2004                      By:      /s/ Earl Ingarfield
                                                         -------------------
                                                Name:    Earl Ingarfield
                                                Title:   Chief Executive Officer


Date:    November 12, 2004                      By:      /s/ Earl Ingarfield
                                                         -------------------
                                                Name:    Earl Ingarfield
                                                Title:   Chief Financial Officer


         A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Reward Enterprises, Inc. and will be retained by Reward Enterprises, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.